SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No.         )

Check appropriate box:

☐	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

ETF SERIES TRUST

(Name of Registrant as Specified in its Charter)

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ETF SERIES TRUST (“Trust”)

Recon Capital NASDAQ 100 Covered Call ETF

c/o Recon Capital Advisors, LLC

66 Palmer Avenue, Suite 49B

Bronxville, New York 10708

NOTICE OF ACTION BY WRITTEN CONSENT

To the Shareholders of ETF Series Trust:

We are notifying you that by written consent delivered to the Trust pursuant to the Trust’s Agreement and Declaration of Trust, 55.95% of the Trust’s outstanding shares as of July 7, 2014 voted to elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs as trustees of the Trust. Mark Buckley-Jones’, Jared Franken’s and Robinson Jacobs’ service as trustees is expected to begin on July 27, 2014.

On July 7, 2014, the Board’s Nominating Committee determined to recommend to the Board that it approve and nominate Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees, effective July 27, 2014. After considering the Nominating Committee’s recommendation, the Board nominated and determined to recommend to the Trust’s shareholders that they elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees. After considering the Board’s recommended nominees, 55.95% of the Trust’s outstanding shares as of July 7, 2014 voted in favor of the election of Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees.

The Trust’s Information Statement, which contains information regarding the recent election of Mark Buckley-Jones, Jared Franken and Robinson Jacobs, as trustees of the Trust, accompanies this Notice.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Trustees,

Garrett Paolella, President

July 7, 2014

ETF SERIES TRUST (“Trust”)

Recon Capital NASDAQ 100 Covered Call ETF (“Fund”)

c/o Recon Capital Advisors, LLC

66 Palmer Avenue, Suite 49B

Bronxville, New York 10708

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://reconfunds.com/information-statement/.

This Information Statement is being furnished by the board of trustees (“Board”) of the Trust to inform shareholders about the election of Mark Buckley-Jones, Jared Franken and Robinson Jacobs as trustees of the Trust.

On July 7, 2014, the Board’s Nominating Committee determined to recommend to the Board that it approve and nominate Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees of the Trust to replace Brian Mandel, Xiwen Fan and Armand Principato upon their resignation from the Board. After considering the Nominating Committee’s recommendation, the Board nominated and determined to recommend to the Trust’s shareholders that they elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees.

After considering the Board’s recommended nominees, 55.95% of the Trust’s outstanding shares as of July 7, 2014 voted to elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs, to serve as a trustees of the Trust. Mark Buckley-Jones’, Jared Franken’s and Robinson Jacobs’ service as trustees of the Trust is expected to begin on July 27, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being made available on or about July 7, 2014 to shareholders of record at the close of business on July 7, 2014.

The Trust will pay the costs associated with preparing and distributing this Information Statement to shareholders.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the Trust’s most recent Annual Report and any Semi-Annual Report, when available, without charge, by writing to the Trust at c/o ETF Distributors LLC, at 501 Madison Avenue, 5th Floor New York, NY 10022 or by calling 212.593.4383.

REASONS FOR AND PROCESS OF ELECTING NEW DIRECTORS

Brian Mandel, Xiwen Fan and Armand Principato gave notice to the Trust that they were resigning from their positions as trustees, effective as of July 7, 2014. As a result, the Board sought prompt shareholder approval of the new trustees nominated to fill the resulting vacancies because, under the Investment Company Act of 1940, as amended (“1940 Act”), the trustees can fill a vacancy on the Board without shareholder approval only if, immediately after filling the vacancy, at least two-thirds (2/3) of the trustees will have been elected by shareholders. If the Board had appointed any new trustees without obtaining shareholder approval, less than 2/3 of the trustees would have been elected by shareholders.

The Nominating Committee unanimously selected, nominated and determined to recommend to the Board for approval Mark Buckley-Jones, Jared Franken and Robinson Jacobs, each as a nominee to stand for election by shareholders of the Trust as trustees. After consideration of the Nominating Committee’s recommendations, the Board, and separately the independent trustees, approved, nominated and determined to recommend to the Trust’s shareholders that they elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees of the Trust until each nominee’s resignation, death, retirement or removal.

The Board sought approval from shareholders pursuant to Article IV, Section 4.8 of the Declaration of Trust. Under that section, any action taken by Trust’s shareholders may be taken without a meeting if shareholders holding not less than the minimum number of shares that would have been necessary to take the action at a meeting, assuming that all of the shareholders entitled to vote on that action were present and voting at that meeting, consent to the action in writing.

By such a written consent delivered to the Trust, 55.95% of the Trust’s outstanding shares as of July 7, 2014 elected Mark Buckley-Jones, Jared Franken and Robinson Jacobs as trustees, effective on or about July 27, 2014.

EXPERIENCE AND QUALIFICATIONS OF TRUSTEES NOMINEES

Mark Buckley-Jones has more than seven years of hedge fund back and middle office operations and financial reporting experience.  Mr. Buckley-Jones joined Numina Capital in January 2014 after serving as Chief Financial Officer for over two years at VS Capital Partners, an option-based investment manager in the foreign exchange markets.  Prior to joining VS Capital, Mr. Buckley-Jones served for over four years as Chief Financial Officer/Controller at Berman Capital Management, a long-short equity investment manager.  Prior to these roles, Mark Buckley-Jones spent time as an Associate at Goldman Sachs in the GSAM Controllers division. Mark Buckley-Jones has over three years of experience in public accounting, having begun his career with Deloitte in South Africa and subsequently New York.  Mark Buckley-Jones earned both his Bachelor of Accounting degree and Postgraduate Honors in Accounting at the University of Johannesburg in 2001, and in 2004 qualified as a Chartered Accountant.

Jared Franken is the Senior Analyst and Team Leader for the Roadmap Fund covering the Industrials sector. He focuses on companies in the capital goods, machinery, transport, and diversified industrial industries. Prior to launching the Roadmap Fund, he worked in a similar capacity at both Parameter Capital and at Balyasny Asset Management. Prior to that, he began his career as a Research Analyst with Gradient Analytics. He majored in Finance and Marketing and has a B.S. from Arizona State University.

Robinson Jacobs joined Gagnon Securities in September 2012, where he runs an equity long/short investment portfolio as part of a hedge fund. Prior to joining Gagnon Securities, Robinson Jacobs worked at CSL Capital where he focused on public and private investing in energy-related areas. Prior to these roles, Robinson Jacobs worked as an emerging markets analyst for Dunquesne Capital and also served as an analyst and consultant for multiple hedge fund groups.

MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust currently consists of five trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“independent trustees”). Robinson Jacobs, an independent trustee will serve as Chairman of the Board, replacing Brian Mandel, effective July 27, 2014. The Board is responsible for overseeing the management and operations of the Trust, including the general supervision of the duties and responsibilities performed by Recon Capital Advisors, LLC (“Adviser”) and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a trustee; and (v) as to each independent trustee, such trustee’s status as not being an “interested person” of the Trust.

References to the experience, qualifications, attributes, and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute the holding out of the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

The Board has an Audit Committee consisting of the four trustees who are independent trustees. Mark Buckley-Jones, Jared Franken and Robinson Jacobs will serve as a members of the Audit Committee, effective July 27, 2014 and Mark Buckley-Jones has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mark Buckley-Jones will also serve as the Chairman of the Audit Committee, replacing Armand Principato, effective July 27, 2014. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the four trustees who are independent trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an independent trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other independent trustees. The independent trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the independent trustees. The Board also considered that the Chairman of the Audit Committee is an independent trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The independent trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations. For the period from inception to March 31, 2014, the Board met two times, the Nominating Committee met two times and the Audit Committee met two times. During this period, each then current trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS

The following table provides information about the Trust’s trustees (including trustee nominees Mark Buckley-Jones, Jared Franken and Robinson Jacobs) and officers.

INDEPENDENT TRUSTEES

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Richard Keary, 51	Trustee	Since October 2013	Principal and Founder, Global ETF Advisors, LLC (consulting firm) (April 2009 – Present); Managing Director—Business Development, NASDAQ OMX Group (April 2002 – April 2009).	1	None.

1. The address for each trustee is 501 Madison Avenue, 5th Floor New York, NY 10022.

2. Each trustee serves until resignation, death, retirement or removal.

INDEPENDENT TRUSTEES NOMINEES

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Mark Buckley-Jones, 34	Trustee	As of July 27, 2014	Controller and the chief compliance officer of Numina Capital Management, LLC (January 2014-Present). Chief financial officer for VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	1	None

Jared Franken, 31	Trustee	As of July 27, 2014	Senior Analyst and Team Leader for the Roadmap Fund (March 2014-Present). Analyst for Parameter Capital (February 2012-August 2013) and Balyasny Asset Management (April 2008-January 2010).	1	None

Robinson Jacobs, 35	Trustee and Chairman	As of July 27, 2014	Analyst Gagnon Securities (September 2012-Present). Vice President CSL Capital (April 2011-May 2012). Consultant to various hedge fund groups.	1	None

1. The address for each trustee is 501 Madison Avenue, 5th Floor New York, NY 10022.

2. Each trustee serves until resignation, death, retirement or removal.

INTERESTED TRUSTEE

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years

Garrett Paolella, 28	Trustee, President and Chief Executive Officer	Since November 2013	Managing Partner, Recon Capital Partners, LLC (October 2011 – Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008 – January 2011).	1	None.

1. The address for each trustee is 501 Madison Avenue, 5th Floor New York, NY 10022.

2. Each trustee serves until resignation, death, retirement or removal.

OFFICERS

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Garrett Paolella, 28	Trustee, President and Chief Executive Officer	Since November 2013	Managing Partner, Recon Capital Partners, LLC (October 2011 – Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008 – January 2011).

Brinton W. Frith, 43	Chief Financial Officer	Since April 2013	Managing Director, ETF Issuer Solutions Inc. (Since 2013); Founder and President of Javelin Exchange Traded Shares (2007 – 2011).

Matthew B. Brown, 36	Chief Compliance Officer	Since April 2013	Co-Founder and Chief Executive Officer, ETF Issuer Solutions Inc. (Since 2012); Chief Compliance Officer, ETF Distributors LLC; Director of Operations, Factor Advisers (2010 – 2012).

1. The address for each officer is 501 Madison Avenue, 5th Floor New York, NY 10022.

2. Officers are elected yearly by the trustees.

TRUST SHARE OWNERSHIP BY TRUSTEES

The following table represents Trust shares owned by the trustees (including trustees nominees Mark Buckley-Jones, Jared Franken and Robinson Jacobs) as of March 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of March 31, 2014)
Richard M. Keary	None	None
Garrett Paolella	None	None
Mark Buckley-Jones	None	None
Jared Franken	None	None
Robinson Jacobs	None	None

As of March 31, 2014, trustees and officers of the Trust (including trustees nominees Mark Buckley-Jones, Jared Franken and Robinson Jacobs) as a group beneficially owned less than 1% of the outstanding shares of each Series (or each class thereof, as applicable).

Remuneration of Trustees

The Trust pays each independent trustee an annual retainer of $3,000. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of trustee compensation.

The table below shows the estimated compensation that is contemplated to be paid to the trustees by the Trust for the fiscal year ending October 31, 2014. Annual trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses		Total Compensation from Trust
Richard M. Keary	$2,655	$	None	$2,655
Mark Buckley-Jones	$945	$	None	$945
Jared Franken	$945	$	None	$945
Robinson Jacobs	$945	$	None	$945
Garrett Paolella	None		None	None

TRUST SERVICE PROVIDERS

Investment Adviser

Recon Capital Advisors, LLC (“Adviser”) acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”)and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts.

Pursuant to a supervision agreement between the Trust and the Adviser (“Supervision Agreement”), and subject to the general supervision of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, including audit, portfolio accounting, legal, transfer agency, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Advisory Agreement) under what is essentially an all-in fee structure. The Fund bears other expenses which are not covered under the Supervision Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the fee paid pursuant to the Supervision Agreement and would benefit from any price decreases in third-party services covered by the Supervision Agreement, including decreases resulting from an increase in net assets.

The Fund pays the Adviser a fee (“Management Fee”) in return for providing investment management, investment advisory and supervisory services under an all-in fee structure. The Fund will paid a monthly Management Fee to the Adviser at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.60%.

Pursuant to the Advisory Agreement, the Fund pays the Adviser, out of its Management Fee, an annual advisory fee of 0.45% based on the average daily net assets of the Fund. Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Advisory Agreement is subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian and Transfer Agent

The Bank of New York Mellon (“BNYM”), located at One Wall Street, New York, New York 10286, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and BNYM. As Custodian, BNYM holds the Fund’s assets. BNYM also serves as the Fund’s transfer agent pursuant to a transfer agency and service agreement. BNYM may be reimbursed by the Fund for its out-of-pocket expenses. In addition, BNYM provides various accounting services to the Fund pursuant to a fund accounting agreement.

The Administrator

The Trust and ETF Issuer Solutions Inc. (“Administrator”) have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Adviser pays the Administrator for its services under the Administration Agreement.

The Distributor

ETF Distributors LLC is the principal underwriter and distributor of Shares. Its principal address is 501 Madison Avenue, 5th Floor New York, NY 10022 and investor information can be obtained by calling 212.593.4383. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the independent trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Auditor

BBD, LLP (“BBD”) has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2014.

Audit Fees: As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations and no information regarding the fees billed for professional services rendered by the Fund’s principal accountant, BBD, for the audit of the Fund’s financial statements (i.e., audit fees) is currently available.

Audit-Related Fees: Audit-related fees are for assurance and related services by BBD that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported under audit fees above. As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations and no information regarding audit-related fees billed to the Fund by BBD is currently available.

Tax Fees: As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations and no information regarding the aggregate fees billed for professional services rendered by BBD for tax compliance, tax advice, and tax planning (i.e., tax fees) is currently available.

All Other Fees: All other fees would include products and services provided by BBD other than the services described under the prior three categories. As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations and no information regarding any such fees billed to the Fund by BBD is currently available.

The Audit Committee pre-approves all audit and non-audit services to be performed by the Fund’s accountant before the accountant is engaged to perform such services to the Fund. The Audit Committee pre-approved all of the services described above.

As of the date of this Information Statement, the Fund has not completed a full fiscal year of operations and no information regarding non-audit fees billed for professional services rendered by BBD to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with Recon that provides ongoing services to the Fund is currently available.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

If a shareholder wishes to send a communication to the Board or a specific director, the communication should be in writing and sent to the Board at 501 Madison Avenue, 5th Floor New York, NY 10022. All correspondence from shareholders will be given to the Board and/or the trustee, as appropriate, for review and consideration.

SHARES OUTSTANDING AND BENEFICIAL OWNERS OF FUND SHARES

Shares Outstanding – As of July 7, 2014, the Fund had 100,000 outstanding shares.

Control Persons – As of July 7, 2014, Garrett Paolella had the power to vote more than 25% of the Trust’s voting securities and thus under the 1940 Act is considered a “control person” of the Trust. As a control person of the Trust, Garrett Paolella has the ability to control the outcome of matters submitted to the vote of shareholders.

Principal Holders – Below are the names, addresses, and amount and percentage of shares owned by each person (or entity) that owns of record or is known to own beneficially 5% or more of outstanding shares of the Fund as of July 7, 2014:

Name	Address	Amount of shares owned	Percentage of shares owned
Charles Schwab	Charles Schwab & Co. P.O Box 52114, Phoenix AZ 85072	20,950	20.95%
First Republic Bank	1230 Avenue of the Americas, New York, NY 10020	10,000	10%
JPMorgan Clearing Corp	2 Metrotech Center, Brooklyn, NY 11245	25,000	25%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Trust’s executive officers and trustees, and beneficial owners of more than 10% of the Fund’s shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Trust, the Trust believes that for the period from inception through July 7, 2014 all of its officers, trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the Trust has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the Trust at 914.346.8550. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the Transfer Agent in writing at 111 Sanders Creek Parkway, East Syracuse, NY 13057 or call toll-free 888.383.4184.

ETF SERIES TRUST

NOMINATING COMMITTEE CHARTER

I. The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Trustees of the Trust (the “Board”). The Committee shall be comprised entirely of the Trust’s “independent trustees.” For purposes of this Charter, independent trustees shall mean trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

II. Board Nominations and Functions.

The Committee shall make recommendations to the Board for nominations for independent trustees of the Trust. The selection and nomination of independent trustees shall be committed solely to the discretion of the independent trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act and the rules of the New York Stock Exchange. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding the nomination of persons to be considered as candidates for Board membership.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if the Committee is required by law to do so. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust’s offices.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional independent trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, management of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i)	any experience possessed by the candidate as a trustee or senior officer of public companies;
(ii)	the candidate’s educational background;
(iii)	the candidate’s reputation for high ethical standards and personal and professional integrity;
(iv)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;
(v)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;
(vi)	the candidate’s ability to qualify as an independent trustee under the requirements of the 1940 Act and the New York Stock Exchange, the candidate’s independence from the Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;
(vii)	the candidate’s age relative to any age limitation on nominations; and
(viii)	such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

III. Other Powers and Responsibilities.

The Committee may meet in open or executive sessions as they may deem appropriate. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

Adopted: April 12, 2013

ETF SERIES TRUST

AUDIT COMMITTEE CHARTER

I. ORGANIZATION AND QUALIFICATION OF COMMITTEE MEMBERS

There shall be an audit committee (the “Committee”) of the Board of Trustees (the “Board”) which shall be composed of members of the Board, each of whom is independent, i.e., not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members shall not receive, directly or indirectly, any compensation from the Trust except compensation for services as a member of the Trust’s Board or a committee of the Board. Members shall have no relationships with the Trust or its investment adviser, any sub-adviser, its administrator or custodian that may interfere with the exercise of their independence from management of the Trust. The members and the Committee chair shall be elected by the full Board.

The members shall be “financially literate,” i.e., have the ability to understand fundamental financial statements. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (ACFE) as defined in Item 3 of Form N-CSR. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

II. STATEMENT OF PRINCIPLE

The function of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the Trust’s accounting and financial reporting policies and practices. It is management’s responsibility to maintain appropriate systems for accounting and internal control and for the presentation and integrity of the Trust’s financial statements. It is the independent accountants’ responsibility to plan and carry out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Committee, as representatives of shareholders.

The purposes of the Committee are (a) to assist with the Board’s oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; and (4) the performance of the Trust’s internal audit function and of its independent auditor and (b) to prepare an audit committee report as required by the Securities Exchange Commission, to be included in the Trust’s Form N-CSR filings.

III. DUTIES AND RESPONSIBILITIES

To carry out its purposes, the Committee shall have the following duties and powers:

A.	General
1.	oversee the quality and objectivity of the Trust’s financial statement reporting process and the independent audit and reviews thereof; and
2.	review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers; and to resolve disagreements between management and the independent accountants regarding financial reporting; and act as a liaison between the Trust’s independent accountants and the full Board.
B.	Specific
1.	(a)	approve the selection, retention, termination and compensation of independent accountants and the audit and non-audit services to be rendered prior to their engagement to provide such services;
(b)	when required by applicable rules, pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Trust, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Trust;

(c)	at least annually, obtain and review a report by the independent auditor describing (a) the firm’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) to assess the independent auditor’s independence with regard to all relationships between the independent auditor and the Trust; and
(d)	delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, in accordance with applicable laws, pursuant to the details of pre-approval policies and procedures adopted by the Committee.

ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Trust, consistent with Independence Standards Board Standard 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

consider in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources;

meet with the Trust’s independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and review of the Trust’s financial statements, and discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended by SAS 89 and 90, including their:

(a)	conclusions and recommendations on the adequacy of the internal control both of the Trust and its service providers together with the responses of the appropriate management, including the status of previous audit recommendations;
(b)	reasoning in accepting or questioning sensitive accounting estimates by management;
(c)	reasoning in not recognizing material audit adjustments proposed by management;
(d)	judgments about the quality and appropriateness, (not just the acceptability), of the Trust’s critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;
(e)	views as to the adequacy and clarity of disclosures in the Trust’s financial statements in relation to generally accepted accounting principles;
(f)	views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by them, would have affected the financial statements;
(g)	conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;
(h)	discussion of any significant risks to which the Trust is, or might be exposed and the steps management has taken to minimize such risks;
(i)	discussion of any significant changes to the audit plan procedures;

(j)	discussion of other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;
(k)	material written communications to the management of the Trust such as any management letter or schedules of unrecognized audit adjustments; and
(l)	non-audit services provided by the Trust’s independent accountants to the Trust’s investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the accountant’s independence);

meet separately, periodically, with management and internal auditors (or other personnel responsible for performing the internal audit function) and with the Trust’s independent accountants in separate executive sessions to discuss any other matters or communications required under applicable laws or which they or the Committee deem advisable or appropriate to discuss;

authorize and oversee investigations into any matters within the Committee’s scope of responsibilities, or as specifically delegated to the Committee by the Board;

consider and evaluate the effect upon the Trust of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent accountants;

report to the Board on a regular and timely basis;

review management’s discussion and analysis of financial statements to be included in the Trust’s annual report;

set clear hiring policies for the Trust as regards the hiring of employees or former employees of the independent auditor;

establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters;

establish procedures for the confidential, anonymous submission by employees of the Trust ,the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Trust of concerns regarding questionable accounting or auditing matters;

discuss and review earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies;

review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

review the effect of regulatory and accounting initiatives on the financial statements of the company; and

discuss policies with respect to risk assessment and risk management.

IV. ADDITIONAL PROVISIONS

The Trust shall provide appropriate funding (as determined by the Committee) for it to carry out its duties and its responsibilities, including: (a) for payment of compensation to the Trust’s independent accountants or other public accounting firm providing audit, review or attest services for the Trust, (b) for payment of compensation to any special counsel and other advisors employed by the Committee, (c) for the ordinary administrative expenses of the Committee, and (d) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees. In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Trust, the investment adviser, the Trust’s counsel and the Trust’s other service providers.

On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively.

Adopted as of April 12, 2013

ETF SERIES TRUST (the “Trust”)

Recon Capital NASDAQ 100 Covered Call ETF

c/o Recon Capital Advisors, LLC

66 Palmer Avenue, Suite 49B

Bronxville, New York 10708

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An Information Statement regarding the Trust is available at http://reconfunds.com/information-statement/.

This Notice of Internet Availability of Information Statement is being sent on or about July 7, 2014 to shareholders of record of the Trust as of July 7, 2014.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the Trust. We encourage you to access and review all of the important information contained in the full Information Statement.

We are notifying you that by written consent delivered to the Trust pursuant to the Trust’s Agreement and Declaration of Trust, 55.95% of the Trust’s outstanding shares as of July 7, 2014 voted to elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs, as a trustees of the Trust. Mark Buckley-Jones’, Jared Franken’s and Robinson Jacobs’ service as trustees is expected to begin on July 27, 2014.

On July 7, 2014, the Board’s Nominating Committee determined to recommend to the Board that it nominate Mark Buckley-Jones, Jared Franken and Robinson Jacobs as trustees, effective July 27, 2014. After considering the Nominating Committee’s recommendation, the Board approved, nominated and determined to recommend to the Trust’s shareholders that they elect Mark Buckley-Jones, Jared Franken and Robinson Jacobs to serve as trustees of the Trust. After considering the Board’s recommended nominees, 55.95% of the Trust’s outstanding shares as of July 7, 2014 voted in favor of the election of Mark Buckley-Jones, Jared Franken and Robinson Jacobs as trustees of the Trust.

This Notice of Internet Availability of Information Statement is not an information statement. The full Information Statement regarding the above matters is available on the Trust’s website at: http://reconfunds.com/information-statement/. The full Information Statement will be available at that address until July 27, 2014. The Information Statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full Information Statement, without charge, by contacting the Trust at c/o ETF Distributors LLC, at 501 Madison Avenue, 5th Floor New York, NY 10022 or by calling 212.593.4383.

Householding

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the Trust has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the Trust at 914.346.8550. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the Transfer Agent in writing at 111 Sanders Creek Parkway, East Syracuse, NY 13057 or call toll-free 888.383.4184.

We Are Not Asking You for a Proxy and You are Requested Not to Send us a Proxy.